Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Clark Holdings Inc. (the “Company”) on Form 10-K for the period ended January 3, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: April 20, 2009		/s/ Gregory E. Burns
	Name:	Gregory E. Burns
	Title:	President and Chief Executive Officer (Principal Executive Officer)

Date: April 20, 2009		/s/ Stephen M. Spritzer
	Name:	Stephen M. Spritzer
	Title:	Chief Financial Officer, Treasurer and Secretary
(Principal Accounting Officer and Principal Financial Officer)